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Exhibit 10.18(c)

Notice shall be sent to:

PNGI Charles Town Gaming Limited Liability Company Address:	James Buchanan, President PO Box 551 Charles Town, WV 25414
Copy to:	Kevin DeSanctis, President c/o Penn National Gaming, Inc. Wyomissing Professional Center 825 Berkshire Blvd., Suite 203 Wyomissing, PA 19610
Copy to:	Carl Sottosanti, VP/Deputy General Counsel c/o Penn National Gaming, Inc. Wyomissing Professional Center 825 Berkshire Blvd., Suite 203 Wyomissing, PA 19610
Charles Town HBPA, Inc. Address:	Ann Hilton, President c/o Charles Town HBPA, Inc. PO Box 581 Charles Town, WV 25414
Copy to:	Clarence E. Martin, III, Esquire Martin & Seibert, LC 1164 Winchester Avenue Martinsburg, WV 25402

        WHEREAS, the HBPA and Charles Town Races wish to extend that Agreement as amended herein as it relates to paragraph 21 "Notices" until the 30th day of June 2004.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties do hereby agree to extend that Agreement dated the 7th day of May, 1997 until the 30th day of June 2004.

        WITNESS the following signatures and seals as of the day and date above first written.

PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY, a West Virginia Limited Liability Company
By:	/s/ JAMES BUCHANAN James Buchanan, its President
PENN NATIONAL GAMING OF WEST VIRGINIA, INC., a West Virginia Corporation, Managing Member of PNGI Charles Town Gaming Limited Liability Company
By:	/s/ KEVIN DESANCTIS Kevin DeSanctis, its President
CHARLES TOWN HBPA, INC. A West Virginia Corporation
By:	/s/ ANN HILTON Ann Hilton, its President

STATE OF WEST VIRGINIA

COUNTY OF JEFFERSON, to wit:

        I, Zo E. Cave, a notary public for the County/City and State aforesaid, certify that James Buchanan, whose name is signed to the foregoing as President of PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY, a West Virginia Corporation, a West Virginia Limited Liability Company, dated the 27th day of February, 2004 acknowledged the same on behalf of the Limited Liability Company before me in the County/City aforesaid.

        Given under my hand and official seal this 27th day of February 2004.

/s/ Zo E. Cave

Notary Public

My commission expires on Nov. 8, 2010.

        [Notarial Seal]

STATE OF PENNSYLVANIA

COUNTY OF BERKS, to wit:

        I, Claudine M. Beatty, a notary public for the County/City and State aforesaid, certify that Kevin DeSanctis, whose name is signed to the foregoing as President of PENN NATIONAL GAMING OF WEST VIRGINIA, INC., a West Virginia Corporation, the Managing Partner of PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY, a West Virginia Limited Liability Company, dated the 27th day of February, 2004 acknowledged the same on behalf of the Limited Liability Company before me in the County/City aforesaid.

        Given under my hand and official seal this 27th day of February 2004.

/s/ Claudine M. Beatty

Notary Public

        [Notarial Seal]

        My commission expires on May 29, 2007.

STATE OF WEST VIRGINIA

COUNTY OF JEFFERSON, to wit:

        I, Zo E. Cave, a notary public for the County/City and State aforesaid, certify that Ann Hilton, whose name is signed to the foregoing as President of THE CHARLES TOWN HBPA, INC., a West Virginia Corporation, dated the 27th day of February, 2004 acknowledged the same on behalf of the Corporation before me in the County/City aforesaid.

        Given under my hand and official seal this 27th day of February 2004.

/s/ Zo E. Cave

Notary Public

        [Notarial Seal]

        My commission expires on Nov 8, 2010.

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  Exhibit 10.18(c)